SUMMARY PROSPECTUS February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.bbhfunds.com/us/en/resources.html#Documents. You can also get this information at no cost by calling 1-800-575-1265 or by sending an email request to bbhfunds@bbh.com. The Fund’s prospectus and SAI, each dated February 28, 2026, as amended and/or supplemented from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

BBH U.S. Government Money Market Fund Summary

INSTITUTIONAL SHARES (Ticker BBSXX)

Investment Objective

The investment objective of the BBH U.S. Government Money Market Fund (the “Fund”) is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Institutional Shares.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees*	0.18%
Distribution (12b-1) Fees	None
Other Expenses*	0.04%
Total Annual Fund Operating Expenses	0.22%

*  Restated to reflect current fees.

© Brown Brothers Harriman	1

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Institutional Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$23	$72	$125	$281

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets at the time of purchase, will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. At the time of purchase, a portfolio investment must present minimal credit risk in accordance with procedures adopted by the Fund’s Board of Trustees (the “Board”) and pursuant to certain factors prescribed by Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). These investments may have fixed, floating or variable rates of interest. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act.

Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners” or “Investment Adviser”) serves as the Fund’s investment adviser. In selecting securities, the Investment Adviser seeks to maximize current income within the limits of the Fund’s credit, maturity and diversification policies. Some of these policies may be stricter than required by applicable federal regulation. As a U.S. government money market fund, in order to preserve the value of investors’ capital, the Fund seeks to maintain a stable $1.00 net asset value (“NAV”) per share price.

Principal Risks of the Fund

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed and described below. There can be no assurance that the Fund will achieve its investment objective.

Stable NAV Risk:

This is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

Interest Rate Risk:

This is the risk associated with the price fluctuation of a security in response to changes in interest rates and the possibility that the Fund’s yield may decline if interest rates decline.

© Brown Brothers Harriman	2

Repurchase Agreement Risk:

This is the risk that the other party to a repurchase agreement will default on its obligation under the agreement.

U.S. Government Agency Securities Risk:

Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Variable and Floating Rate Instrument Risk:

The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Regulatory Risk:

The SEC and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund.

Large Shareholder Risk:

This is the risk that asset allocation decisions, particularly large redemptions made by Brown Brothers Harriman & Co. (“BBH&Co.”), whose discretionary investment advisory clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Management Risk:

This is the risk that the securities selected by the Investment Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Credit Risk:

Credit risk refers to the likelihood that an issuer, guarantor, or counterparty to a debt obligation will default on interest or principal payments.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of BBH&Co. (the Investment Adviser’s parent) and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Additionally, BBH&Co. as the Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that BBH&Co. will provide financial support to the Fund at any time.

Fund Performance

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Shares from year to year. The table shows the average annual returns of the Fund’s Institutional Shares for the periods indicated.

© Brown Brothers Harriman	3

For current yield information, please call 1-800-575-1265 toll free, or contact your account representative. When you consider this information, please remember that the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future.

Total Return for Institutional Shares (% Per Calendar Year)*

Highest Performing Quarter:	1.31% in 4th quarter of 2023
Lowest Performing Quarter:	0.00% in 1st quarter of 2021

Average Annual Total Returns
(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Institutional Shares	4.09%	3.06%	1.98%

Investment Adviser

BBH Credit Partners serves as the Fund’s investment adviser.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums

Minimum initial purchase amounts vary.

Institutional Shares
Initial Purchases	$5,000
© Brown Brothers Harriman	4

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), BBH Credit Partners and its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

© Brown Brothers Harriman	5